UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2023

____________________________________________

Molecular Templates, Inc.

(Exact name of registrant as specified in its charter)

____________________________________________

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9301 Amberglen Blvd, Suite 100 Austin, Texas 78729
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 869-1555

____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MTEM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 28, 2023, the Company received a notification letter from the Nasdaq Stock Market, LLC notifying the Company that it had regained compliance with the bid price requirement set forth in Listing Rule 5550(a)(2). As previously disclosed and in connection with the deficiency and delisting notices the Company received from Nasdaq, on April 13, 2023 the Company presented a plan to the Nasdaq Hearings Panel (the “Panel”) to regain compliance with both the bid price and stockholders’ equity requirements as needed for continued listing on the Nasdaq Capital Market. The Panel granted the Company an extension on May 8, 2023 to regain compliance with both requirements by August 28, 2023, subject to certain conditions.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 filed with the Securities and Exchange Commission on August 10, 2023, the Company regained compliance with Nasdaq’s stockholders’ equity requirement through compliance with the alternative the market value of listed securities standard, but remains subject to a monitoring period until August 2, 2024. If Nasdaq finds that the Company is not in compliance with the market value of listed securities standard (or an alternative continued listing standard) within this monitoring period, a delisting determination letter would again be triggered without any grace period. The Company would then have the opportunity to respond to the Panel pursuant to applicable Nasdaq rules, following which, if its efforts were unsuccessful, its securities may be delisted from Nasdaq. In addition, the Panel may reconsider the matters described in the Panel decisions and notices. This reconsideration may be based upon future events, conditions or circumstances that may arise with the Company, which in the opinion of the Panel, may make continued listing on the Nasdaq Capital Market inadvisable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Molecular Templates, Inc.

Date: August 31, 2023	By:	/s/ Eric E. Poma, Ph.D.
	Name:	Eric E. Poma, Ph.D.
	Title:	Chief Executive Officer